Quixote Studios Acquisition September 1, 2022 This document is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy securities shall be made by means of a prospectus approved for that purpose.

Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, our acquisition of Quixote Studios LLC and the integration of Quixote Studios LLC into our current operations. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “expect,” “anticipate,” “outlook,” “estimate,” “projected,” “target,” “continue,” “intend,” “believe,” “seek,” or “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread, on our business and the economy generally; adverse economic and real estate developments in Northern and Southern California, the Pacific Northwest, Western Canada and Greater London; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. These factors are not exhaustive. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by Hudson Pacific Properties, Inc. from time to time with the SEC. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. Hudson Pacific Properties, Inc. is referred to herein as the “Company,” “Hudson Pacific,” “we,” “us,” or “our.” Certain information regarding Quixote Studios is based on information provided by the sellers in connection with our due diligence related to the acquisition. We cannot guarantee the accuracy of such information. 2

Leading Entertainment Production Services Provider Quixote Studios is a leading provider of production services to the entertainment industry, including sound stages, production supplies, transportation vehicles and other services for both short-form (commercials / print) and long-form (TV and film) productions Quixote Studios Overview Business Segments Sound Stages + Stage rental, grip and lighting, expendables Production Supplies + Walkie-talkies, Wi-Fi boxes, headsets, tables, chairs Transportation + Star, cast and vanity trailers, motorhomes, studio trucks, location service vehicles Sound Stages 26 Leased Stages (23 in Los Angeles, 3 in New Orleans) Transportation 425 Trailers and Motorhomes 70 Studio Trucks 14 Location Service Vehicles (restrooms, etc.) 3 Example Quixote Studios Clients

4 Strategic Highlights + Strong Tailwinds in Content Production Driving Demand + Streaming content providers continue to increase production spend driving demand for stages and services + Strengthens Hudson Pacific’s reach to capture secular demand for studio and related assets + Scaled Platform Better Services Studio Tenants + Combined 89 stages globally drives ability to capture unmet demand for Sunset Studios by increasing stage capacity(1) + Creates a one-call solution for clients capturing greater production budget share with addition of production supplies, owned grip and lighting business and augmented transportation business + Substantial Synergy Opportunities + Quixote Studios’ production supplies and transportation assets may be utilized throughout broader studio portfolio + Potential efficiencies via shared services between Sunset Studios’ production services and Quixote Studios + Deep Brand Loyalty + Quixote Studios brings 20+ years of company history servicing top content producers nationwide + High-quality production and transportation services business, including premium and eco-friendly line of trailers, Verde + Attractive Diversification + Adds diversification to stage portfolio and related revenue streams with stages catering not only to Film / TV but also to short-form content (commercials / print) 1) Includes Sunset Bronson Studios, Sunset Gower Studios, Sunset Las Palmas Studios, Sunset Glenoaks Studios, Sunset Waltham Cross Studios and 26 Quixote Studio’s stages.

HUDSON PACIFIC PROPERTIES

Full-Service Platform to Capture Greater Production Spend

Quixote Studios will provide a more comprehensive full-service solution to stage tenants to capture additional production spend, with ~70% of Quixote's captive stage tenants[1] typically using three or more services

	Sunset Studios		Sunset Studios +
Sound Stages[2]	+ Purpose-Built Stages (63) + Grip & Lighting + Stage Management + Parking/Power/HVAC (100% Captive Stage Tenants[1][3])	+ Converted Stages (26) + Grip & Lighting + Expendables (100% Captive Stage Tenants[1]) [3]	+ Purpose-Built & Converted Stages (89) + Grip & Lighting + Stage Management + Parking/Power/HVAC + Expendables (100% Captive Stage Tenants[1]) [3]
Production Supplies	NA	+ Production / Communications Equipment (~50% Captive[1] / ~50% Other productions)[3]	+ Production / Communications Equipment (50% Captive[1] / 50% Other productions)[3]
Transportation	+ Trailers / Motorhomes (832) + Studio Trucks (281) + Location Service Vehicles (294) (~5% Captive[1] / ~95% Other Productions)[3]	+ Trailers / Motorhomes (425) + Studio Trucks (70) + Location Service Vehicles (14) (~25% Captive[1] / ~75% Other Productions)[3]	+ Trailers / Motorhomes (1,257) + Studio Trucks (351) + Location Service Vehicles (308) (~10% Captive[1] / ~90% Other Productions)[3]



Sound Stages[2]
Purpose-built and conversion



Grip & Lighting
Renting a variety of lighting equipment


Verde

Trailers / Motorhomes
Star, makeup, wardrobe trailers


QUIXOTE

Studio Trucks
Transport supplies to clients



Production Equipment
Tables, chairs, tents, generators



Communications Equipment
Wi-Fi boxes, walkie-talkies

1) To the extent Quixote or Sunset Studios sound stage tenants need production services they are required to use those provided by Quixote and/or Sunset Studios, as applicable.
2) Quixote Studios' sound stages are high-end industrial warehouse conversions as opposed to Sunset Studios' purpose-built sound stages, which are constructed specifically for content production / studio uses.
3) Based on management estimates.

5

Scaling in Los Angeles and Key Media Markets

Quixote Studios is a market leader in Los Angeles with presence in New York, Atlanta and New Orleans, complementing Sunset Studios' existing geographic footprint and operations

Quixote Geographic Reach



New York, NY Offerings
- Production Equipment
- Studio Trucks
- Motorhomes
- Commercial Vehicles

Los Angeles, CA (HQ) Offerings
- 23 Sound Stages
- Lighting & Grip
- Production Equipment
- Studio Trucks
- Trailers / Motorhomes
- Commercial Vehicles

New Orleans, LA Offerings
- 3 Sound Stages
- Lighting & Grip
- Production Equipment
- Studio Trucks

Atlanta, GA Offerings
- Lighting & Grip
- Production Equipment
- Studio Trucks

Quixote Market

Sunset/Quixote Market

Sunset Market

Combined Revenue Generating Stage, Office and Support SF by Market(1)


1.2M
2.0M
51K

Total SF: 3.2M

Los Angeles New Orleans North London

1) Includes under construction 241,000-square-foot Sunset Glenoaks Studios in the San Fernando Valley and planned 1,167,000-square-foot Sunset Waltham Cross Studios in North London and excludes 1,120,000 square feet of non-revenue generating trailer and equipment storage space.

6

HUDSON PACIFIC PROPERTIES

Leased Stage Model Generates Strong Cash Flow

Hudson Pacific will secure lease rights to 530,000 square feet including 26 sound stages (371,000 square feet), production office and support space[1] for sublease to both short- and long-form productions in Los Angeles and New Orleans

Stage Conversion[2] Leasing Model

+ Existing Quixote Studios stage leases have 19-year WALT
+ Underlying lease rates based on industrial rents providing significant discount to current/projected studio market rents
+ Diversified revenue base by providing path to entry for short-form content (commercials / print)
+ High-end buildouts and sound proofing also garner interest from TV and Film

	Sunset Studios	Quixote Studios
Stage Type[2]		
Purpose Built	63	
Converted		26
Stage Size		
>10K SF	51	15
<10K SF	12	11
Stage Locations		
Hollywood	35	5
San Fernando Valley	7	18
Outside Los Angeles	21	3
Stage Clients		
Film / TV (Long-Form)	100%	52%
Commercials / Print (Short-Form)	0%	43%



Griffith Park I 3 Stages I 66,000 SF



North Valley I 10 Stages I 164,000 SF


QUIXOTE

W. Hollywood I 5 Stages I 28,000 SF



Sylmar I 2 Stages I 47,000 SF


QUIXOTE

Chandler I 2 Stages I 30,000 SF



New Orleans I 3 Stages I 36,000 SF

1) Excludes 423,000 square feet of non-revenue generating trailer and equipment storage space.
2) Quixote's stages are high-end industrial warehouse conversions as opposed to Sunset Studios purpose-built sound stages, which were built specifically for content production / studio uses.

7

Unlocking Additional Opportunities to Create Value 8 Add New Production ServicesExpand Geographic Footprint Increase Capture of Existing MarketsIncrease Stage Count 0 1 2 3 4 5 Estimated Time to Market (Years)(1) Industrial Conversions Purpose-Built Entitlement and Construction Quixote Studios’ expertise in converted warehouse sound stages can accelerate growth in stage count and adds complementary product to Sunset Studios’ purpose-built stages Capitalizing on the tailwinds from increasing global content production, Quixote Studios can accelerate Sunset Studios’ growth initiatives such as stage count, geographic expansion and new production service lines + Expand service lines into high-growth production spend areas such as virtual production + Enhance production supplies segment with additional rentable assets like cameras, set dressing, wardrobe, props + Expand existing relationships to enhance wallet share of production services Sunset and Quixote Studios have existing operations in core media markets, but will look to optimize combined transportation and production supplies assets across high-spend markets such as New York, Louisiana, Georgia and New Mexico Global Production Spend: ~$220B(2) U.S. Production Spend: ~$120B(2) Production spend remains strong outside of the U.S., and core content production markets such as Toronto, Vancouver and the U.K. represent major growth opportunities for a combined production services platform 1) Based on management estimates. 2) Activate Consulting, 2021.

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